EXHIBIT INDEX


Exhibit      Description of Document
Number

EX-99.a1 Articles of Incorporation of Twentieth Century Strategic Asset Allocations, Inc. (filed electronically as Exhibit 1a to Pre-Effective Amendment No. 3 on Form N-1A, filed on December 1, 1995, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated November 28, 1995 (filed electronically as
             Exhibit 1b to Pre-Effective Amendment No. 3 on Form N-1A, filed December 1, 1995, and incorporated herein by reference).

EX-99.a3 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated December 26, 1995 (filed electronically as
             Exhibit 1c to Pre-Effective Amendment No. 4 on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a4 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1d to Pre-Effective Amendment No. 4 on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1e to Pre-Effective Amendment No. 4 on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a6     Articles   Supplementary  of  American   Century   Strategic  Asset
             Allocations, Inc., dated September 9, 1996 is included herein.

EX-99.a7 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1f to Post-Effective Amendment No. 2 on Form N-1A, filed on March 26, 1997, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of American Century Strategic Asset Allocations, Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1g to Post-Effective Amendment No. 2 on Form N-1A, filed on March 26, 1997, and incorporated herein by reference).

EX-99.b1 By-Laws of Twentieth Century Strategic Asset Allocations, Inc. (filed electronically as Exhibit 2 to Pre-Effective Amendment No. 3 on Form N-1A, filed December 1, 1995, and incorporated herein by reference).

EX-99.b2 Amendment of By-Laws of American Century Mutual Funds, Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872, and incorporated herein by reference).

EX-99.d Management Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Management, Inc., dated August 1, 1997 (filed electronically as Exhibit 99.d to Post-Effective Amendment No. 3 on Form N-1A on April 1, 1998, Commission File No. 33-79482, and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Strategic Asset Allocations, Inc., and Funds Distributor, Inc. dated January 15, 1998 (filed electronically as Exhibit 6 to Post-Effective Amendment No. 28 on form N-1A of American Century Target Maturities Trust, Inc., File No. 2-94608, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed electronically as Exhibit B6b to Post-Effective Amendment No. 11 on Form N-1A of American Century Capital Portfolios, Inc. File No. 33-64872, filed June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed electronically as Exhibit e4 to Post-Effective Amendment No. 28 on form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed December 28, 1998, and incorporated herein by reference).

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and The Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 31 on Form N1-A of American Century Government Income Trust, Commission File No. 2-99222, and incorporated herein by reference).

EX-99.g2 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit 8(d) to Post-Effective Amendment No. 76 on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.h Transfer Agency Agreement, dated as of February 1, 1996, by and between Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Pre-Effective Amendment No. 4 on Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.i      Opinion and Consent of Counsel.

EX-99.j1     Consent of Deloitte & Touche LLP to be filed by amendment.

EX-99.j2     Consent of Ernst & Young LLP to be filed by amendment.

EX-99.j3     Power of Attorney dated July 25, 1998.

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed electronically as a part of Post-Effective Amendment No. 9 on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as a part of Post-Effective Amendment No. 77 on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as a part of Post-Effective Amendment No. 78 on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) to be filed by amendment.

EX-99.m7 Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996. (filed electronically as a part of Post-Effective Amendment No. 9 on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872). and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed electronically as as a part of Post-Effective Amendment No. 9 on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872, and incorporated herein by reference).

EX-99.o2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed electronically as a part of Post-Effective Amendment No. 77 on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.o3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed electronically as a part of Post-Effective Amendment No. 78 on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.o4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.o5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.o6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as a part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-27.7.1    Financial Data Schedule for Strategic Allocation: Conservative.

EX-27.7.2    Financial Data Schedule for Strategic Allocation: Moderate.

EX-27.7.3    Financial Data Schedule for Strategic Allocation: Aggressive.